UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 22, 2024

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 230 San Diego, CA 92130 (858) 434-1113

(Address and zip code; telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2024, Oncternal Therapeutics, Inc. (“Oncternal”) received a notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on Oncternal's announcement on November 14, 2024 of a workforce reduction of all of its remaining employees and exploration of strategic alternatives, Nasdaq believes Oncternal is a “public shell” and will apply more stringent criteria to maintain Oncternal's listing with Nasdaq. Nasdaq provided notice that trading of Oncternal's common stock will be suspended at the opening of business on December 3, 2024, and Nasdaq will file a Form 25 Notification of Delisting with the Securities and Exchange Commission, which will remove Oncternal's securities from listing and registration on Nasdaq. Oncternal does not plan to appeal the determination.

Forward-Looking Statements

Oncternal cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on Oncternal’s current beliefs and expectations. Forward-looking statements include statements regarding Oncternal’s plan to not appeal the Nasdaq determination. Forward-looking statements are subject to risks and uncertainties inherent in Oncternal’s business, including: Oncternal may not realize the benefits expected from the workforce reduction and discontinuation of product development activities, including its ability to conserve cash; Oncternal’s ability to retain remaining key personnel; whether Oncternal will be able to secure and complete or achieve the anticipated benefits from any potential strategic transactions on acceptable terms or at all; Oncternal may use its capital resources sooner than it anticipates, resulting in a liquidation and dissolution of Oncternal; Oncternal’s common stock may be delisted from Nasdaq; and other risks described in Oncternal’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements in this report are current only as of the date hereof and, except as required by applicable law, Oncternal undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: November 25, 2024	By:	/s/ James B. Breitmeyer, M.D., Ph.D.
Name: James B. Breitmeyer, M.D., Ph.D.
Title: Chief Executive Officer